UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A
________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

INCEPTION GROWTH ACQUISITION LIMITED
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

March 1, 2023

Dear Stockholders:

On behalf of the Board of Directors of Inception Growth Acquisition Limited (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR.
On:	March 13, 2023
Time:	10 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 will be first mailed to our stockholders on or about March 2, 2023.

As discussed in the enclosed Proxy Statement, the Annual Meeting will be devoted to:

(i)     A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”). The full context of the amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex A;

(ii)    A proposal to elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death; and

(iii)   To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. The Company’s charter was most recently amended and restated on December 8, 2021 with the Current Termination Date of March 13, 2023, which can be extended to September 13, 2023 after two (2) three-month extensions. The only way to extend the Combination Period from March 13, 2023 without the need for a separate stockholder vote under the current Charter and Trust Agreement is for our insiders or their affiliates or designees, upon five (5) days’ advance notice prior to the applicable deadline, to deposit $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000 if there are no redemptions) into the Trust Account, for each three (3) month extension, on or prior to the date of the applicable deadline (the “Extension Payment”). The purpose of the Trust Amendment Proposal is to allow the Company to extend the time to complete a business combination for additional six months from March 13, 2023 to September 13, 2023 without having to make any Extension Payment.

Further, the Company has entered into an exclusive, non-binding letter of intent (the “LOI”) with a business combination target that is in the e-commerce sector focusing on the APAC region (the “Target”). The Target is a profitable company on an adjusted EBITDA basis, with a diversified platform with over $30 million in revenue. The Target has an experienced management team with a demonstrated track record.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Inception Growth Acquisition Limited. We look forward to seeing you at the Annual Meeting.

If you have any questions about the Proxy Statement, please contact us at Inception Growth Acquisition Limited, 875 Washington Street, New York, NY. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Sincerely,

/s/ Cheuk Hang Chow
Cheuk Hang Chow
Chief Executive Officer

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 13, 2023

To the Stockholders of Inception Growth Acquisition Limited:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Inception Growth Acquisition Limited (the “Company” or “we”), a Delaware corporation, will be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on March 13, 2023, at 10 a.m. local time, for the following purposes:

1.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”). The full context of the amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex A.

2.      A proposal to elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

3.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Board has fixed the close of business on February 23, 2023 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Cheuk Hang Chow
Cheuk Hang Chow
Chief Executive Officer

New York, NY
March 1, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 13, 2023 THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.SEC.GOV/.

INCEPTION GROWTH ACQUISITION LIMITED
875 Washington Street
New York, NY

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 13, 2023
FIRST MAILED ON OR ABOUT MARCH 2, 2023

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Inception Growth Acquisition Limited (the “Company”), a Delaware corporation, in connection with the Annual Meeting of Stockholders to be held at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR on March 13, 2023, at 10 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is 875 Washington Street, New York, NY, and its telephone number, including area code, is (315) 636-6638.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.      A proposal to amend (the “Trust Amendment Proposal”) the Company’s investment management trust agreement (the “Trust Agreement”), dated as of December 8, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of six months from March 13, 2023 to September 13, 2023 without having to make any payment to the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”). The full context of the amendment to the Trust Agreement (the “Trust Amendment”) is attached hereto as Annex A.

2.      A proposal to elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until his or her earlier resignation, removal or death.

3.      To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof (the “Adjournment Proposal”).

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until 15 months (or up to 21 months, if the Company extends the time to complete a business combination as described in the prospectus) from the closing of the IPO to complete its initial business combination. Following the consummation of our IPO on December 13, 2021, our representatives have engaged in extensive discussions with business owners with respect to potential business combination opportunities. The purpose of the Trust Amendment Proposal is to allow the Company to extend the time to complete a business combination for additional six months from March 13, 2023 to September 13, 2023 without having to make any Extension Payment. Currently, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees would be required to deposit $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000 if there are no redemptions) into the Trust Account for each three (3) month extension. Under the circumstances, Soul Venture Partners LLC (the “Sponsor”) wants to effect the extension without having to make any Extension Payment instead of depositing $0.10 per Public Share for each three-month extension provided by the current Trust Agreement. The Trust Agreement will be amended to reflect the foregoing. The full context of the Trust Amendment is attached hereto as Annex A.

The Trust Amendment Proposal, proposal for the election of directors and the Adjournment Proposal are more fully described in the Proxy Statement.

As of February 16, 2023, there was approximately $106,604,701.77 million in the Trust Account. If the Trust Amendment Proposal is approved and the Company extends the Combination Period to September 13, 2023, the redemption price per share of common stock applicable to all stockholders at the meeting for our initial business combination or the Company’s subsequent liquidation will be approximately $10.29 per share.

If the Trust Amendment Proposal is not approved, we retain the right to extend the Combination Period by two (2) times for an additional three (3) months each time from March 13, 2023, to September 13, 2023, by depositing $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000 if there are no redemptions), for each three (3) months extension, into the Trust Account.

If the Trust Amendment Proposal is not approved, and we have extended the Combination Period by two (2) times for an additional three (3) months each time by depositing $0.10 for each public share that has not been redeemed pursuant to the current effective Trust Agreement, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Certain companies requiring federal-issued licenses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Our Sponsor, Soul Venture Partners LLC, is controlled by Mr. Jason Wong, a non-U.S. person and a Hong Kong national. Our sponsor currently owns 19.0% of our outstanding shares. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. Therefore, we could be subject to foreign ownership restrictions and/or CFIUS review if our proposed business combination is between us and a U.S. target company engaged in a regulated industry or which may affect national security. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. target company falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination within 21 months (assuming full extension of the time to complete a business combination) from the closing of our initial public offering because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.29 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Risks related to Potential Application of the Investment Company Act and Inflation Reduction Act

As of the date hereof, substantially all of the assets held in the trust account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of its time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon its efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our warrants and rights would expire worthless.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by us in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination), as well as any other issuances of securities not in connection with our initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury in Notice 2023-2, subject to certain exceptions, the Excise Tax should not apply in the event of our liquidation.

To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Trust Amendment Proposal is implemented, the Sponsor intends to indemnify the Company for any Excise Tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions. For the avoidance of doubt, the proceeds deposited in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares in connection with any Redemption Event (including the extension and the Company’s initial Business Combination).

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on February 23, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The Company’s shares of common stock (“Shares”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about March 2, 2023.

Dissenters’ Right of Appraisal

Holders of Shares do not have appraisal rights under the Delaware General Corporation Law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding Shares entitled to vote at the meeting is 12,725,788. Each Share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of not less than 50 per cent of votes of outstanding Shares entitled to vote, will constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of Shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal. The Company believes that all of the proposals presented to the stockholders at this Annual Meeting will be considered “non-routine” items. Accordingly, banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2, 3 or 4 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Trust Amendment	At least fifty percent (50%) of outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Election of Directors	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No
Adjournment	Majority of the votes of the shares of common stock which were present in person or by proxy and entitled to vote thereon at the Annual Meeting	No

Abstentions will not count as a vote against each of the proposals.

Subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process; (b) would represent in writing that such public shares will not be voted in favor of approving the Trust Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Trust Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsors, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of common shares for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Trust Amendment Proposal to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Trust Amendment Proposal at the meeting and could decrease the chances that the Trust Amendment Proposal would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Trust Amendment Proposal.

Voting Procedures

Each Share that you own in your name entitles you to one vote on each of the proposals for the Annual Meeting. Your proxy card shows the number of Shares that you own.

•        You can vote your Shares in advance of the Annual Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Annual Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Shares will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Trust Amendment Proposal, each of the nominees named in this Proxy Statement, and the Adjournment Proposal.

•        You can attend the Annual Meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your Shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Solicitation of Proxies

The solicitation of proxies is made by the Company. The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the 2021 Annual Report on Form 10-K and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2021 Annual Report on Form 10-K and this Proxy Statement.

If you share an address with at least one other stockholder and currently receive multiple copies of Annual Report on Form 10-K and Proxy Statement, and you would like to receive a single copy of Annual Report on Form 10-K and Proxy Statement, please specify such request in writing and send such written request to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Redemption Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be redeemed for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two (2) business days prior to the Annual Meeting. Regardless whether you vote for or against the Trust Amendment Proposal, if your request is properly made and the Trust Amendment Proposal is approved, these shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two (2) business days prior to the Annual Meeting). For illustrative purposes only, based on funds in the trust account of approximately $106,604,701.77 on February 16, 2023, the estimated per share redemption price would have been approximately $10.29.

In order to exercise your redemption rights, you must submit a request in writing prior to 5:00 p.m., Eastern time on March 9, 2023 (two (2) business days before the Annual Meeting) that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, NY 10004-1561
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

And

•        deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Annual Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Trust Amendment Proposal. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our Shares, as they may receive higher proceeds from the sale of their Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Shares when you wish to sell your shares.

If you exercise your redemption rights, your Shares will cease to be outstanding immediately prior to the Annual Meeting (assuming the Trust Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Trust Amendment Proposal is not approved, we retain the right to extend the Combination Period by two (2) times for an additional three (3) months each time from March 13, 2023, to September 13, 2023, by depositing $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000, if there are no redemptions) for each three (3) months extension, into the Trust Account.

If the Trust Amendment Proposal is not approved, and we have extended the Combination Period by two (2) times for an additional three (3) months each time by depositing $0.10 for each public share that has not been redeemed pursuant to the current effective Trust Agreement, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Holders of outstanding units must separate the underlying public shares, public rights and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares, public rights and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares, public rights and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of March 1, 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Soul Venture Partners LLC(2)	2,467,500	19.0%
Cheuk Hang Chow	20,000	*	%
Felix Yun Pun Wong	30,000	*	%
Michael Lawrence Coyne	20,000	*	%
Albert Chang	25,000	*	%
Yan Xu	12,500	*	%
All directors and executive officers (five individuals) as a group	107,500	*	%
Other 5% stockholders
Lighthouse Investment Partners, LLC(3)	1,175,787	9.1%
Feis Equities LLC(4)	985,240	7.6%
MAP 136 Segregated Portfolio(5)	750,724	5.8%
Weiss Asset Management LP(6)	700,000	5.4%

____________

*        Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals or entities is c/o 875 Washington Street, New York, NY 10014.

(2)      Soul Venture Partners LLC is the record holder of the shares reported herein. Mr. Jason Wong, by virtue of his control over our sponsor, may be deemed to beneficially own shares held by our sponsor.

(3)      According to an amended Schedule 13G filed on February 14, 2023, these securities are directly beneficially owned by (i) MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), (ii) MAP 204 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 204”), (iii) MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”), and (iv) Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin”). Lighthouse Investment Partners, LLC (“Lighthouse”) serves as the investment manager of MAP 136, MAP 204, MAP 214, and Shaolin. LHP Ireland Fund Management Limited (“LHP Ireland”) serves as the manager to MAP 501, a sub-trust of LMA Ireland (“MAP 501”), LMAP 909, a sub-fund of LMAP Ireland ICAV (“LMAP 909”) and LMAP 910, a sub-fund of LMAP Ireland ICAV (“LMAP 910”). Because Lighthouse and LHP Ireland may be deemed to control MAP 136, MAP 204, MAP 214, Shaolin, MAP 501, LMAP 909, and LMAP 910, as applicable, Lighthouse and LHP Ireland may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the shares reported therein.

(4)      According to an amended Schedule 13G filed on January 11, 2022, beneficial ownership of these securities may be attributed to Feis Equities LLC and Lawrence M. Feis. The business address of each of the reporting entity or individual is 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606.

(5)      According to a Schedule 13G filed on January 31, 2023 by Yakira Capital Management, Inc on behalf of MAP 136 Segregated Portfolio, beneficial ownership of these securities may be attributed to MAP 136 Segregated Portfolio. The address of the business office of MAP 136 Segregated Portfolio is 1555 Post Road East, Suite 202, Westport, CT 06880.

(6)      According to a Schedule 13G filed on February 10, 2023, beneficial ownership of these securities may be attributed to Weiss Asset Management LP, WAM GP LLC and Andrew M. Weiss, PH.D. Weiss Asset Management LP is the sole investment manager to a private investment partnership, (the “Partnership”) and private investment funds (“Funds”). WAM GP is the sole general partner of Weiss Asset Management LP. Andrew Weiss is the managing member of WAM GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management include shares beneficially owned by the Partnership and the Funds. The business address of each of the reporting entity or individual is 222 Berkeley St., 16th floor, Boston, Massachusetts 02116.

PROPOSAL 1: THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, allowing the Company to extend the time available for us to consummate our initial business combination for an additional six (6) months from March 13, 2023 to September 13, 2023 without having to make any Extension Payment. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. However, the Company will not proceed with the Trust Amendment Proposal if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001, and in such event, we will not effect the Trust Amendment Proposal and we will move to liquidate the trust account and dissolve the Company promptly after the Annual Meeting.

Reasons for the Trust Amendment Proposal

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life for an additional six (6) months from March 13, 2023 to September 13, 2023 without having to make any Extension Payment.

The Company’s IPO prospectus dated December 8, 2021 provides that the Company initially had until March 13, 2023 (assuming no extension) to complete its initial business combination. Currently, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees would be required to deposit $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000 if there are no redemptions) into the Trust Account for each three (3) month extension. Under the circumstances, the Sponsor wants to effect the extension without having to make any Extension Payment instead of depositing $0.10 per Public Share for each three-month extension provided by the current Trust Agreement. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

If the Trust Amendment Proposal is not approved and we have not consummated a business combination or our trust account has not received the $1,035,000 extension fee payment by the March 13, 2023 (the “Current Termination Date”), we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest income, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware laws to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants or rights which will expire worthless in the event we wind up.

If the Trust Amendment Proposal is not approved, we retain the right to extend the Combination Period by two (2) times for an additional three (3) months each time from March 13, 2023, to September 13, 2023, by depositing $0.10 for each public share that has not been redeemed (or an aggregate of $1,035,000 if there are no redemptions) for each three (3) months extension, into the Trust Account.

If the Trust Amendment Proposal is not approved, and we have extended the Combination Period by two (2) times for an additional three (3) months each time by depositing $0.10 for each public share that has not been redeemed pursuant to the current effective Trust Agreement, and we do not consummate an initial business combination by September 13, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants and rights will expire worthless.

Vote Required and Board of Directors’ Recommendation

Approval of the Trust Amendment Proposal requires the affirmative vote of at least 50% of the outstanding shares of common stock present in person or by proxy and entitled to vote thereon at the Annual Meeting. Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote “FOR” the Trust Amendment Proposal.

PROPOSAL 2: ELECTION OF DIRECTORS

Nominees for Director

At the Annual Meeting, five (5) directors are up for re-election, with such directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death, unless the term is otherwise fixed by a resolution of members.

If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, their age as of the Record Date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Cheuk Hang Chow	39	Chief Executive Officer, Director and Chairman of the Board
Felix Yun Pun Wong	56	Chief Financial Officer and Director
Michael Lawrence Coyne	49	Independent Director
Albert Chang	35	Independent Director
Yan Xu	40	Independent Director

Cheuk Hang Chow.    Mr. Chow has been serving as our Chief Executive Officer since February 17, 2023. He has almost a decade of C-suite leadership and business development experience in several industries including technology, media and entertainment. From January 2022 to November 2022, Mr. Chow was the CEO of MetaOne Limited, a non-fungible token (NFT) asset management platform based in Asia. Prior to that, from August 2015 to December 2021, he served as CEO to China Creative Digital Entertainment Limited (formerly HMV Digital China Group), an investment holding company principally engaged in media and entertainment businesses in East Asia. Concurrently, from December 2016 to September 2021, Mr. Chow was also Chief Financial Officer (CFO) and Executive Director to China Food and Beverage Group Limited (HKG:8272), an investment holding company principally engaged in operating restaurant businesses in Hong Kong. Apart from these roles, he has also served as an independent non-executive director to game developer and service provider company ME2ZEN Limited (950190.KQ) from February 2019 to January 2021, and to China Food and Beverage Group Limited (HKG:8272) from December 2016 to December 2021. From September 2010 to December 2013, Mr. Chow worked as a finance manager in AV Concept Holdings Limited, a leading marketing and distribution company for semiconductors and electronic components, and before that, from February 2009 to September 2010, he was with financial and public relations consultancy Wonderful Sky Financial Group (01260.HK) as an Investor Relations associate. He started his career in Risk Advisory at KPMG from December 2007. Mr. Chow earned his Bachelor of Engineering degree from the University of Hong Kong in August 2007. We believe that Mr. Chow is qualified to serve on our board of directors based on his extensive leadership experience and his network in the technology, media and entertainment industries.

Felix Yun Pun Wong.    Mr. Wong has been serving as our Chief Financial Officer since April 9, 2021. He has years of executive experience with multiple leadership positions and a track record in helping private companies enter the public market. He has been the principal of Ascent Partners Advisory Service Limited, a finance advisory firm, since March 2020. From November 2017 to December 2020, Mr. Wong held the position of chief financial officer at Tottenham Acquisition I Limited, a publicly listed special purpose acquisition corporation (NASDAQ: TOTA), which merged with Clene Nanomedicine Inc. (NASDAQ: CLNN) in December 2020. From August 2015 to September 2017, he has served as chief financial officer at Raytron Technologies Limited, a leading Chinese national high-tech enterprise. His main responsibilities include overseeing the financial functions of the firm, assisting in establishing corporate ventures for investment, and working on deal origination of new businesses in the corporate group. Prior to that, he was chief financial officer and executive director of Tsing Capital from January 2012 to July 2015, where he managed four funds with a total investment amount of US$600 million and focused on environmental and clean technology investments. Mr. Wong also served as senior director and chief financial officer of Spring Capital, a US$250 million fund, from October 2008 until June 2011. Additionally, Mr. Wong was the chief financial officer of Natixis Private Equity Asia from November 2006 till October 2008 and an associate director of JAFCO Asia from March 2002 to October 2006. Mr. Wong was a finance manager for Icon Medialab from July 2000 to December 2001, a senior finance manager of

Nielsen from August 1998 to July 2000, Planning-Free Shopper from April 1992 to August 1998 and an auditor at PricewaterhouseCoopers from August 1989 until March 2000. Mr. Wong earned his Masters of Business degree in 2003 from Curtin University in Australia and a Professional Diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1989. We believe that Mr. Wong is qualified to serve on our board of directors based on his extensive experience in venture capital and with public companies.

Michael Lawrence Coyne.    Mr. Coyne has been serving as our independent director since February 17, 2023. He has 8 years of extensive capitals markets, business development, and deal origination experience. Since January 2023, Mr. Coyne has been serving as a Principal and Head of Capital Markets in the financial advisory firm Benjamin Securities. From February 2018 to January 2023, Mr. Coyne was a partner and Head of Capital Markets at Ingalls & Snyder, LLC, an investment advisory firm. From August 2015 to February 2018, Mr. Coyne served as Vice President and Head of Equity Syndicate of Capital Integration Systems LLC, an online financial services platform based in New York. Prior to that, in March 2015, he began his career in financial services at the Blackstone Group, as a private wealth management intern. Concurrently, from February 2012 to July 2019, Mr. Coyne served as 1st Lieutenant, executive Officer, task force officer-in-charge and platoon leader and operations officer of the Army National Guard and the U.S. Army. Mr. Coyne passed the Financial Industry Regulatory Authority (FINRA) Series 7, 63, 24, 79 examination and obtained a Securities Industry Essentials (SIE) license in September 2, 2015; January 25, 2016; September 24, 2018; August 22, 2018 and October 1, 2018, respectively. Mr. Coyne obtained a bachelor of arts degree in political science and international affairs from Northeastern University and a master of business administration degree from Leonard N. Stern School of Business, New York University in 2011 and 2019, respectively. We believe that Mr. Coyne is qualified to serve on our board of directors based on his extensive experience in capitals markets, business development, deal origination specializing in TMT sector as well as his SPAC expertise.

Albert Chang.    Mr. Chang has been serving as our independent director since March 4, 2021. He has also been serving as the vice president at Insight Soul Partners, a technology venture fund, since June 2020. Prior to 2020, he served as the vice president at Kenetic Capital, a blockchain venture capital investment firm, from October 2017 to December 2018. He led the seed investment into BlockFi, a leading financial services company in the blockchain space. Prior to this role, Mr. Chang served as an analyst at Pacific Century Group, from March 2014 to October 2017, where he helped manage corporate finance, venture investment and mergers and acquisitions. He executed the series D investment in Tokopedia, one of Indonesia’s leading e-commerce marketplaces on behalf of Pacific Century Group. He was a strategic development analyst at PCCW Solutions, a leading IT services company in Hong Kong and mainland China, during April 2012 to August 2014, before taking on the position as an M&A analyst at PCCW Corporate, a company focused on technology, media & telecommunications (TMT), from August 2012 to March 2014. Mr. Chang graduated from Imperial College Business School with a Master in International Health Management in 2010, and received his Bachelor in Psychology from the University of Warwick in 2009. We believe that Mr. Chang is qualified to serve on our board of directors based on his experience in venture capital and TMT industry expertise.

Yan Xu.    Ms. Xu has been serving as our independent director since March 1, 2023. Ms. Xu has over 9 years of experience working in the Chinese gaming market and in a variety of industries in the Japanese market. She has also worked closely with top executives in PRC companies. Ms. Xu has been an independent director for Ace Global Business Acquisition Limited since February 2021. Since February 2014, Ms. Xu has served as the head of the Japanese division for Whiz Partners Asia Ltd where she worked closely with Japanese companies to help identify potential Chinese partners to expand their business operations. She has also been the vice president of the China Hero Fund project, one of the first funds created to support game developers in China since 2016. Prior to this role, she worked as the assistant to the chief executive officer for Blue Ridge China, where she was responsible for post-investment tracking. Between 2008 to 2011, she worked at SinoCom Software Group Ltd. as secretary to the Third Division and Team Leader of the Translation Department. Ms. Xu also spent three years working at Neusoft Group Co. Ltd as secretary of business software division and team leader of translation department. She graduated from Dalian University of Foreign Studies with a Bachelors in Japanese in July 2003, and from Jilin University with a minor in law in July 2005. We believe that Ms. Xu is qualified to serve on our board of directors based on her experience with gaming industry expertise.

Term of Office

If elected, the director-nominees will serve for a one-year term until the next Annual Meeting of Stockholders and until their respective successors have been elected and has qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

The nominees receiving a majority of the shares present in person or by proxy will be elected to the Board of Directors. If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares on this proposal, unless you direct the holder how to vote, by marking your proxy card. For purposes of the election of directors, abstentions will not count as a vote cast at the Annual Meeting and will have no effect on the outcome of the vote on any proposal.

The Board recommends a vote FOR the election of all of the above director nominees.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In March 2021, we issued an aggregate of 2,587,500 founder shares to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.01 per share. Subsequently, the Sponsor transferred an aggregate of 220,000 shares to our officers and directors, resulting in an aggregate of 2,587,500 shares of common stock outstanding to our initial stockholders.

Simultaneously with the closing of the IPO, we consummated the private placement (“Private Placement”) with the Sponsor of an aggregate of 4,721,250 private placement warrants for a purchase price of $1.00 per warrant. The private placement warrants are identical to the warrants sold as part of the units in the IPO, subject to limited exceptions. The private placement warrants (including the common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In April 2021, our sponsor agreed to loan us $1,000,000 to be used for a portion of the expenses of the IPO pursuant to a promissory note. The note is non-interest bearing, unsecured and payable promptly after the earlier of the date on which the Company consummates the IPO or the date on which the Company determines not to conduct the IPO.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,000,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. On December 13, 2021, we drew $134,885 against the promissory note and the entire balance was repaid on December 16, 2021.

As of December 31, 2021, we had a temporary advance of $10,253 from our Sponsor. The balance is unsecured, interest-free and has no fixed terms of repayment.

We are obligated to pay our Sponsor a monthly fee of $10,000 for general and administrative services. However, pursuant to the terms of such agreement, we may delay payment of such monthly fee upon a determination by our audit committee that we lack sufficient funds held outside the trust to pay actual or anticipated expenses in connection with the initial business combination. Any such unpaid amount will accrue without interest and be due and payable no later than the date of the consummation of our initial business combination.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We entered into a registration rights agreement with respect to the private warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Procedures for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy.

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

In addition, our audit committee, pursuant to the adopted written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm that is a member of FINRA or from an independent accounting firm that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers or directors, or any affiliate of our sponsor or officers, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments will be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination:

•        Payment to an affiliate of our sponsor of $10,000 per month, for up to 15 months (or up to 21 months, if we extend the time to complete a business combination as described in this report), for office space, utilities and secretarial and administrative support;

•        Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

•        Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,000,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We believe that, during the year ended December 31, 2022, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

DIRECTOR INDEPENDENCE

The Company currently has three (3) independent directors: Michael Lawrence Coyne, Albert Chang, and Yan Xu. Each is independent under the Nasdaq Marketplace Rules.

Board Leadership Structure and Role in Risk Oversight

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Audit Committee

We established an Audit Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Ms. Yan Xu serves as chairwoman of the Audit Committee. The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Expert on Audit Committee

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Ms. Yan Xu qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC.

Compensation Committee

We established a Compensation Committee of the board of directors at the closing of our IPO, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Mr. Albert Chang serves as chairman of the Compensation Committee. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our President and Chief Executive Officer’s compensation, evaluating our President and Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President and Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Nominating Committee

We established a Nominating Committee of the board of directors at the closing of our initial public offering, which currently consists of Mr. Michael Lawrence Coyne, Mr. Albert Chang, and Ms. Yan Xu, each of whom is an independent director. Mr. Michael Lawrence Coyne serves as chairman of the Nominating Committee. The Nominating Committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The Nominating

Committee considers persons identified by its members, management, stockholders, investment bankers and others. The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that the persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board at our next Annual Meeting of Stockholders may do so by submitting a written recommendation to the Nominating Committee, Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•        The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director;

•        A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•        As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to Inception Growth Acquisition Limited, 875 Washington Street, New York, NY; Attention: Chief Executive Officer. You may also contact the proxy solicitor with any questions at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Any such communication should state the number of shares beneficially owned by the stockholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

CODE OF ETHICS

We adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

EXECUTIVE OFFICERS AND DIRECTOR COMPENSATION

None of our directors or executive officers has received any compensation from us for services rendered to us. With respect to our executive officers:

•        we do not maintain, sponsor or contribute to, and have not had and do not have any obligation to contribute to, any benefit plans, including any qualified or nonqualified defined benefit plans, nonqualified defined contribution plans or other deferred compensation plans,

•        we have not entered into any employment, service, retention or other agreements or entered into any agreements to provide benefits upon termination of employment or other service with us, and

•        we have not granted any equity-based awards.

Other than the monthly administration fee payable to our Sponsor, no compensation or fees of any kind, including finder’s fees, consulting fees and other similar fees, will be paid to our insiders or any of the members of our current management team, for services rendered prior to or in connection with the consummation of a business combination. However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf. There is no limit on the amount of out-of-pocket expenses reimbursable by us, except that to the extent such expenses exceed the available proceeds not deposited in the trust account, such expenses would not be reimbursed by us unless we consummate a business combination.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the next Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by us at our principal executive office on or before December 1, 2023. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the next Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than December 1, 2023. If a stockholder who wishes to present a proposal fails to notify us by December 1, 2023, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2, 3, and 4 in the notice. However, the enclosed Proxy gives discretionary authority in the event that any other matters should be presented.

ANNUAL REPORT

Upon written request to Secretary, Inception Growth Acquisition Limited, 875 Washington Street, New York, NY, we will provide without charge to each person requesting a copy of our 2021 Annual Report on Form 10-K, including the financial statements filed therewith. We will furnish a requesting stockholder with any exhibit not contained therein upon specific request. You may also contact the proxy solicitor at: Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if approved, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Trust Amendment Proposal in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting has the power to adjourn the Annual Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual Meeting to approve the Trust Amendment Proposal.

Vote Required and Board of Directors’ Recommendation

If a majority of the votes of the shares which were present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board of Directors recommends that you vote “FOR” the adjournment proposal.

By Order of the Board of Directors.
/s/ Cheuk Hang Chow
Cheuk Hang Chow
Chief Executive Officer
New York, NY
March 1, 2023

Annex A

AMENDMENT TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of March [    ], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Inception Growth Acquisition Limited (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 8, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Stockholders Meeting of the Company held on March 13, 2023, the Company’s stockholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account for an additional six (6) months from March 13, 2023 to September 13, 2023 without having to make any payment into the trust account for each issued and outstanding Company share of common stock issued in the IPO that has not been redeemed in the event the Company has not consummated a business combination by March 13, 2023.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, if a Business Combination is not consummated within the initial 15-month period following the closing of the Offering, the Company’s insider may extend such period for an additional six (6) months (the “Extension”), without having to make any payment into the trust account for each issued and outstanding Company share of common stock issued in the IPO that has not been redeemed; and;”

2. Exhibit D. Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows.

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between Inception Growth Acquisition Limited (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 8, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional six (6) months, from March 13, 2023 to September 13, 2023 (the “Extension”) without having to deposit any fund for each issued and outstanding Company share of common stock issued in the IPO that has not been redeemed.

Annex A-1

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Very truly yours,
Inception Growth Acquisition Limited
By:
Name:
Title:

cc: EF Hutton, division of Benchmark Investments, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[Signature Page Follows]

Annex A-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:
Name:	Francis Wolf
Title:	Vice President
INCEPTION GROWTH ACQUISITION LIMITED
By:
Name:
Title:	Chief Executive Officer

Annex A-3

PROXY CARD

INCEPTION GROWTH ACQUISITION LIMITED

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on March 13, 2023: The Proxy Statement and Annual Report on Form 10-K are available on March 1, 2023.

The undersigned hereby appoints Cheuk Hang Chow and Felix Yun Pun Wong, individually, each with full power of substitution, as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Inception Growth Acquisition Limited, to be held on Held on March 13, 2023 at 10 a.m. local time at the offices of Loeb & Loeb LLP, 2206-19 Jardine House, 1 Connaught Place Central, Hong Kong SAR, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting, dated Held on March 13, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

PROPOSAL 1. THE TRUST AMENDMENT PROPOSAL – APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF DECEMBER 8, 2021 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRUSTEE”), TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION (THE “BUSINESS COMBINATION PERIOD”) UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FOR A PERIOD OF SIX MONTHS FROM MARCH 13, 2023 TO SEPTEMBER 13, 2023 WITHOUT HAVING TO MAKE ANY PAYMENT TO THE TRUST ACCOUNT (THE “TRUST ACCOUNT”) ESTABLISHED IN CONNECTION WITH THE COMPANY’S INITIAL PUBLIC OFFERING (THE “IPO”). THE TRUST AMENDMENT IS ATTACHED HERETO AS ANNEX A.

For ☐	Against ☐	Abstain ☐
2.

PROPOSAL 2. ELECTION OF DIRECTORS – APPROVAL OF THE ELECTION OF FIVE (5) DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS OR HER RESPECTIVE SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED OR UNTIL HIS OR HER EARLIER RESIGNATION, REMOVAL OR DEATH. (Check one)

FOR all nominees listed below (except as indicated). ☐

WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

If you wish to withhold your vote for any individual nominee, strike a line through that nominee’s name set forth below:

Cheuk Hang Chow
Felix Yun Pun Wong
Michael Lawrence Coyne
Albert Chang
Yan Xu

3.

PROPOSAL 3. THE ADJOURNMENT PROPOSAL – APPROVAL TO DIRECT THE CHAIRMAN OF THE ANNUAL GENERAL MEETING TO ADJOURN THE ANNUAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE THE PROPOSALS 1, 2, AND 3.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two (2) names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes  No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.